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                                                                     Exhibit 4.1

                [GRAPHIC OF NELNET(R) COMPANY STOCK CERTIFICATE]

                            [LOGO FOR POSITION ONLY]

                                [NELNET(R) LOGO]

CLASS A COMMON STOCK                                        CLASS A COMMON STOCK

                                  NELNET, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF NEBRASKA

   THIS CERTIFICATE IS TRANSFERABLE                            SEE REVERSE FOR
IN NEW YORK, NY OR RIDGEFIELD PARK, NJ                       CERTAIN DEFINITIONS

                                                               CUSIP 64031N 10 8

This certifies that

is the owner of

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                         PAR VALUE $0.01 PER SHARE, OF
                                  NELNET, INC.

(hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Nebraska and to provisions of the Articles of Incorporation and the By-laws of the corporation and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

      Witness the facsimile signatures of the duly authorized officers of the corporation.

Dated:


      /s/ Michael Dunlap                                  /s/ Edward P. Martinez
CO-CHIEF EXECUTIVE OFFICER                                     SECRETARY


      COUNTERSIGNED AND REGISTERED
      MELLON INVESTOR SERVICES LLC
                            TRANSFER AGENT
                             AND REGISTRAR


BY


                      AUTHORIZED SIGNATURE

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      The Corporation shall furnish without charge to any shareholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or any series thereof and the qualifications, limitations or restriction of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation or to the Transfer Agent and Registrar.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to the applicable laws or regulations:

      TEN COM - as tenants in common
      TEN ENT - as tenant by the entireties
      JT TEN - as joint tenants with right of survivorship and not as tenants in common

                            UNIF GIFT MIN ACT-             Custodian
                                               ------------          -----------
                                                    (Cust)           (Minor)

                                                  under Uniform Gifts to Minors

                                                Act
                                                   ----------------------------
                                                             (State)

    Additional abbreviations may also be used though not in the above list.

    For Value Received, -------------- hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------

X
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NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
        CORRESPOND WITH THE NAME AS WRITTEN UPON
        THE FACE OF THE CERTIFICATE IN EVERY
        PARTICULAR, WITHOUT ALTERATION OR
        ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE(S) GUARANTEED:

X
 ------------------------------------------------
 THE SIGNATURE(S) MUST BE GUARANTEED BY AN
 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
 AND CREDIT UNIONS WITH MEMBERSHIP IN AN
 APPROVED SIGNATURE GUARANTEE MEDALLION
 PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.